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                                  Exhibit 21.1

                         Subsidiaries of the Registrant

Name of Subsidiary                     Country of Incorporation/Organization
------------------                     -------------------------------------
BAM Entertainment Limited                             England

BAM Studios (Europe) Limited                          England